Exhibit 99.4

EXECUTION VERSION

THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Third Amendment”) dated March 14, 2012 is by and between ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Purchaser”), and TRIDENT MICROSYSTEMS, INC., a Delaware corporation (the “Company”), and each of its Subsidiaries that owns Purchased Assets (the “Seller Subsidiaries”). Purchaser, the Company and Seller Subsidiaries are collectively referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (defined below).

RECITALS

The Parties have entered into that certain Asset Purchase Agreement dated January 18, 2012 (as amended by Amendment to Asset Purchase Agreement, executed and delivered on January 18, 2012, and by Second Amendment to Asset Purchase Agreement, executed and delivered on February 6, 2012, collectively, the “Purchase Agreement”) in connection with the Company’s case under Chapter 11 of the United States Bankruptcy Code commenced on January 4, 2012 (Case No. 12-10060 (CSS)) in the United States Bankruptcy Court for the District of Delaware and the Parties desire to amend the Purchase Agreement in accordance with this Amendment.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, the representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Section 1.1(r). Purchased Assets. Section 1.1(r) is hereby amended and restated in its entirety to read as follows:

(r) All fraudulent conveyance, preference and avoidance claims (whether or not asserted as of the Closing) of the Company and the Seller Subsidiaries arising under (i) Sections 544, 547, 548, 549, and 550 of Chapter 5 of the Bankruptcy Code, and to the maximum extent allowable under applicable law (ii) the law of any foreign jurisdiction in which the Sellers operate or are domiciled, including the Cayman Islands, or (iii) applicable state law, including all rights, claims and causes of action arising out of any post-petition payment by the Company or any of the Seller Subsidiaries for goods or services, relating to: (x) vendors or service providers used in the STB Business; (y) the Assumed Contracts and Transferred Leases, including that certain Manufacturing Services Agreement, as amended, dated as of February 8, 2010 between Trident Microsystems (Far East) Ltd. and NXP (the “MSA”); and (z) Transferred Employees (all such claims and causes of action described in this Section 1.1(r) are defined as the “Preference Avoidance Claims”); provided, however, the Preference Avoidance Claims shall not include any claims or transfers among or between the Debtors or their Subsidiaries, or any claim for recharacterization, subordination, or breach of fiduciary duty or aiding and abetting same; and

2.	Section 1.2. Excluded Assets. Section 1.2 is hereby amended by adding new subsection (l) as follows:

(l)	the Retained Patents;

3.	Section 1.8 Purchase Price. Section 1.8 is hereby amended and restated in its entirety to read as follows:

1.8	Purchase Price.

(a) The purchase price for the sale, assignment and delivery of the Purchased Assets, and subject to adjustment in accordance with Section 1.9 below, shall consist of (i) the assumption of Assumed Liabilities and (ii) a cash payment “Cash Amount”) calculated as (a) Sixty-Five Million Dollars ($65,000,000.00) plus (b) the amount, if any, by which the Estimated Working Capital exceeds the Target Working Capital, minus (c) the amount, if any, by which the Target Working Capital exceeds the Estimated Working Capital. The Cash Amount as adjusted pursuant to Section 1.9 below shall be referred to herein as the “Purchase Price.” At the Closing, Purchaser shall pay the Cash Amount, by wire transfer of immediately available funds to an account that has been designated by the Company.

(b) Notwithstanding any other provision of this Agreement (except for Section 1.8(c) below, which shall not be modified or affected by this Section 1.8(b) and except for actions for specific performance), except in the case of Fraud or knowing or intentional breaches of this Agreement, the Company’s aggregate obligations and liabilities to Purchaser under all provisions of this Agreement shall not exceed Six Million Dollars ($6,000,000.00).

(c) The limitation in Section 1.8(b) shall not apply to the Company’s and the Seller Subsidiaries’ obligation to deliver Required Cash or to pay or discharge (i) Excluded Liabilities, (ii) Cure Costs, (iii) the Company’s payment obligations under Section 5.4(c)(other than for out-of-pocket fees and expenses relating to chain of title patent recordation issues), or (v) any liability or obligation of the Company under the License Agreement, the Transition Agreement, any Facilities Use Agreement or the Non-Competition Agreement.

4.	Section 1.9. Working Capital; Adjustment to Purchase Price. Section 1.9(a) is hereby amended and restated in its entirety to read as follows:

(a) At least five (5) Business Days prior to the Closing Date, the Company shall deliver to Purchaser a working capital statement (the “Estimated Working Capital Statement”), setting forth the Company’s calculation of Closing Working Capital with respect to the STB Business as of the opening of business on the Closing Date (“Estimated Working Capital”). For purposes of this Agreement, “Closing Working Capital” shall mean the amount by which (i) Current Assets exceed (ii) Current Liabilities. Closing Working Capital will exclude any and all inter-company receivables, payables or other balances between the Company or any Subsidiary, on the one hand, and the Company or any Subsidiary, on the other hand. To the extent Current Liabilities exceed Current Assets, Estimated Working Capital shall be stated as a negative number and shall be deemed less than Target Working Capital. The term “Current Assets” means the Receivables, Owned Inventory, Prepaid Inventory and Specified Prepaid Expenses included in the Purchased Assets. The term “Specified Prepaid Expenses” means prepaid royalties, fees or other payments treated under GAAP as a prepaid expense of the STB Business as of the Closing under the Seller Contracts specified on Schedule 1.9(a) to the extent such Seller Contracts are included in the Purchased Assets. The term “Current Liabilities” means the total Closing Trade Payables included in the Assumed Liabilities. The Estimated Working Capital Statement shall be prepared in accordance with the same accounting principles, practices, methodologies and policies used to prepare the Carve-Out Financial Statements and, to the extent consistent with the foregoing, in accordance with GAAP. Notwithstanding the foregoing, (A) any assets of the Company or a Subsidiary that are not part of the Purchased Assets shall not under any circumstances be deemed a Current Asset and (B) any Liabilities of the Company or a Subsidiary that are not part of the Assumed Liabilities shall not under any circumstances be deemed a Current Liability.

5.	Section 1.11. Section 1.11 is hereby deleted and replaced with “Intentionally Omitted.”

6.	Section 2.3(h). Section 2.3(h) is hereby amended and restated in its entirety to read as follows:

(h) Consents. The Company shall have obtained and have delivered reasonable evidence of (i) each of the consents to assignment of the Seller Contracts and Transferred Leases set forth in Schedule 2.3(h)(1), in accordance with Schedule 2.3(h)(1), (ii) at least 70% of the consents to assignments of the Seller Contracts set forth on Schedule 2.3(h)(2) (each of (i) and (ii), a “Required Consent”) and each Required Consent shall be in full force and effect. Purchaser shall not withhold entering into any such Required Consent (other than with respect to any of the Seller Contracts set forth on Schedule 2.3(h)(1)) if the commercial terms offered by the applicable Third Party for such Required Consent are reasonable without material change to the terms of such Seller Contract or Transferred Lease in place as of the date of this Agreement.

7.	Section 2.3(l). Section 2.3(l) is hereby amended and restated in its entirety to read as follows:

(l) NXP Agreements. The Purchaser or applicable Subsidiary shall have entered into with NXP a Manufacturing Services Agreement consistent with the NXP Manufacturing Services Agreement Term Sheet and the Transition Services Agreement

with NXP covering related supply chain, product engineering and product support services, and such agreements shall remain in full force and effect. The Company and the Seller Subsidiaries shall have reached an agreement with NXP relating to the scope of Preference Avoidance Claims relating to NXP included in the Purchased Assets, and, if necessary, this Agreement shall be amended to reflect such agreement with NXP.

8.	Section 2.3(m). Section 2.3(m) is hereby amended by adding new subsection (m) as follows:

(m) The Company and Trident Microsystems (Far East) Ltd. shall have rejected the Agreement regarding MoCA Development dated November 18, 2010 between Cisco Systems, Inc. and Trident Microsystems (Far East) Ltd. in the Chapter 11 Case and the Cayman Insolvency Case.

9.	Section 2.4 Closing Deliveries of the Company. Section 2.4 is hereby amended by adding new subsection (s) as follows:

(s) a reverse transition services agreement in the form of Exhibit L (the “Reverse Transition Services Agreement”), executed by the Company.

10.	Section 2.5 Closing Deliveries of Purchaser. Section 2.5 is hereby amended by adding new subsection (m) as follows:

(m) the Reverse Transition Services Agreement, executed by Purchaser.

11.	Section 3.21 Seller Intellectual Property. Section 3.21 is hereby amended by adding new subsection (n) as follows:

(n) None of the current STB products or any STB products under development would infringe any of the Retained Patents in the absence of Company or any Subsidiary owning or having the right to use, make, have made, import, sell, offer to sell, lease and otherwise dispose of any products or services, or practice any method or process or otherwise commercialize and exploit the Retained Patents and Purchaser shall not infringe any such Retained Patents if Purchaser following Closing makes, has made, imports, sells, offers to sell, leases or otherwise disposes of any of the STB products or any STB products under development without having a license to use or any other rights in the Retained Patents.

12.	Section 7.14 Other Contractual Matter. Section 7.14 is hereby deleted and replaced with “Intentionally Omitted.”

13.	Section 8.10 Holdback Release. Section 8.10 is hereby deleted in its entirety.

14.	Definitions.

14.1 Holdback. The following definition is hereby amended and retained:

“Holdback” is defined as zero dollars.

14.2 Retained Patents. The following definition is hereby added to Exhibit A:

“Retained Patents” means the Patents that are the subject of the agreement listed in the attached Retained Patent Schedule.

14.3 Prepaid Inventory. The following definition is added to Exhibit A:

“Prepaid Inventory” means all inventory of the STB Business, including any raw materials, work in process, finished goods, consumables, service parts, packing materials and supplies, that Company or any Seller Subsidiary has irrevocably paid for prior to the Closing Date and not yet received by the Company or a Seller Subsidiary. Prepaid Inventory shall not include any inventory included in Owned Inventory.

15.

Exhibit D Form of License Agreement and Exhibit E Form of Non-Competition Agreement. Exhibit D Form of License Agreement and Exhibit E Form of Non-Competition Agreement are hereby replaced with the attached Exhibit D and Exhibit E.

16.	Amendment to the Disclosure Schedule. The Disclosure Schedule is hereby amended as set forth on the Amendment to Disclosure Schedule attached hereto.

17.	No Other Amendments. Except for the amendments set forth in this Amendment, the Purchase Agreement remains in full force and effect without any modification or waiver of any provision.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day, month and year first above written.

COMPANY:

TRIDENT MICROSYSTEMS, INC.

By:	/s/ Bami Bastani
Name:	Bami Bastani
Title:	President and CEO

SELLER SUBSIDIARIES:

TRIDENT DIGITAL SYSTEMS (UK) LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROELECTRONICS, LTD.

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MICROSYSTEMS (FAR EAST) LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROSYSTEMS (INDIA) PVT. LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROSYSTEMS (JAPAN) GK

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MICROSYSTEMS (KOREA) LIMITED

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROSYSTEMS (NEDERLAND) B.V. FRANCE BRANCH OFFICE

By:	/s/ Paul Sandberg
Name:	Paul Sandberg
Title:	Representative

TRIDENT MICROSYSTEMS (TAIWAN) LTD.

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MULTIMEDIA TECHNOLOGIES (SHANGHAI) CO., LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MULTIMEDIA TECHNOLOGIES (SHANGHAI) CO., LTD. SHENZHEN BRANCH

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

PURCHASER:

ENTROPIC COMMUNICATIONS, INC.

By:	/s/ Patrick Henry
Name:	Patrick Henry
Title:	President and CEO